Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-G

KEY PERFORMANCE FACTORS
December 31, 1999



Expected B Maturity 9/15/06


Blended Coupon 6.6683%


Excess Protection Level
3 Month Average   5.52%
December, 1999   4.60%
November, 1999   5.80%
October, 1999   6.16%


Cash Yield19.14%


Investor Charge Offs 5.04%


Base Rate 9.50%


Over 30 Day Delinquency 4.63%


Seller's Interest11.35%


Total Payment Rate14.35%


Total Principal Balance$49,947,826,881.37


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,671,007,362.88